Putnam
Intermediate
U.S. Government
Income Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

The Federal Reserve Board's successive reductions in short-term interest rates during the first months of 2001 touched off a rally in the bond market that lasted nearly through the first half of Putnam Intermediate U.S. Government Income Fund's fiscal year.

Since bond prices move inversely to interest rates, the trend toward lower rates sent valuations of the fund's holdings higher during the period. The semiannual period ended May 31, 2001, was also particularly favorable for mortgage-backed securities, and the fund's generous allocation to them further enhanced performance.

Nevertheless, the period provided its share of challenges for Kevin Cronin and the Mortgage Team as they responded to the Fed's move from neutral to easing in the government's monetary policy. Kevin and his team explain their strategy and its effect on the fund's performance in the report that follows. They also tell us why they believe the fund is well positioned to respond positively to events that unfold during the fiscal year's second half.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
July 18, 2001

REPORT FROM FUND MANAGEMENT

Kevin M. Cronin
and the Mortgage Team

Falling interest rates and a relatively stable fixed-income market environment helped propel the performance of Putnam Intermediate U.S. Government Income Fund during the six months that ended on May 31, 2001. The improving credit environment, which was spurred by declining rates and reduced volatility, was especially beneficial to mortgage-backed securities (MBSs). Your fund's focus on these investments proved to be well timed and enhanced performance.

Total return for 6 months ended 5/31/01

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   4.17%   0.87%    3.84%   0.84%    3.77%   2.77%    3.87%   1.80%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* RATES AGGRESSIVELY LOWERED BY FED

Amid signs of economic weakness in the United States, the Federal Reserve Board embarked on a series of reductions in key short-term interest rates starting at the very beginning of 2001. The first of these moves came as a surprise to the market, since it was implemented by the Fed within the first few business days of the year, in advance of the Fed's regularly scheduled meeting in late January. At that meeting, the Fed once again slashed the federal funds target rate, the rate that banks charge each other for overnight loans, by half a percentage point.

Aggressively seeking to keep the economy from falling into a recession, the Fed continued to lower rates as the first quarter ended and the second quarter progressed. Another half-point cut in March was followed by yet another surprise inter-meeting move in April, and May brought with it another half-point drop. All in all, the Fed lowered the federal funds target rate from 6.50% at the end of 2000 to 4.00% by the end of May 2001.


[GRAPHIC OMITTED: horizontal bar chart COMPARATIVE PORTFOLIO COMPOSITION]

COMPARATIVE PORTFOLIO COMPOSITION*

                             11/30/00          5/31/01

Fixed rate
rmortgage-backed
securities                    66.9%             48.8%

Adjustable-rate
mortgage-backed
securities                     0.3%              0.2%

U.S. Treasury
securities                    29.1%             44.3%

Cash and
short-term
investments                    3.0%              9.1%

Footnote reads:
*Based on net assets as of 5/31/01. Holdings will vary over time.


Since bond prices move in the opposite direction of yields, the bond market naturally welcomed the Fed's actions and enjoyed a rally until near the end of the period. At that point, interest rates in the bond market backed up somewhat as many participants concluded that the Fed was approaching the end of its rate-cut cycle.

Overall, however, the anticipation of rate reductions and the Fed's aggressive rate-cutting policy lent an air of stability to the bond market, which had been constricted by extremely tight credit conditions through the latter half of 2000. The Fed's rate cuts made access to capital easier and, as is typically the case within such a scenario, non-Treasury securities outperformed Treasuries. Among the sectors in which your fund can invest, MBSs and agency securities performed better than Treasuries.

* CONTINUED FOCUS ON MORTGAGES BOLSTERED PERFORMANCE

Your fund's neutral target weightings for the portfolio are 60% in Treasuries, 30% in MBSs, and 10% in securities issued by U.S. government agencies. During the six months covered by this report, the fund held closer to 50% in MBSs, 45% in Treasuries and 5% in agencies. We accurately anticipated that the time would be ripe for the spread in yields between Treasuries and non-Treasury issues to narrow and that the tightening would signal the outperformance of the non-Treasury sectors.



[GRAPHIC OMITTED: bar chart DURATION OVERVIEW]

DURATION OVERVIEW*


0-1 year                12.1%

1-5 years               62.3%

5+ years                25.6%

Footnote reads:
*Based on net assets as of 5/31/01. Duration will vary over time.


With the added yield they provide, MBSs typically are an integral part of your fund's portfolio. Generally, we would avoid MBSs only when the market is plagued by volatility and investor uncertainty. We overweighted MBSs because it was evident that the Fed easings would create a more favorable credit environment. In addition, the market remained stable through the predictable playing out of the Fed's rate-cut scenario.

We chose MBSs over agencies because of the relative value and additional yield they offered. However, with interest rates on the decline, MBSs started to carry more prepayment risk, the risk that mortgage holders would pay off their loans before maturity in order to take advantage of lower rates. In such a situation, the MBS holder is then left to reinvest the principal at lower prevailing rates. Your fund benefited from our ability to find MBSs whose prices already reflected the additional prepayment risk, and were consequently attractive investments.

"There has been a lot to like about bonds since the stellar performance for the category in 2000. The average U.S. taxable bond fund returned 6.14% last year, according to Chicago fund-tracker Morningstar Inc., handily beating the average U.S. stock fund, which fell 0.1%, not to mention trendy tech funds, which lost about 33% of their value. This year, through May, the average bond fund has returned 2.8%, with the average stock fund losing 5%."

-- The Wall Street Journal, June 4, 2001


Given our outlook for fairly stable interest rates, we also targeted conservative, short-duration, higher-coupon mortgages where prepayment fears were exaggerated. For the most part, these were "seasoned mortgages," securities that have been held by homeowners who had not taken advantage of several previous opportunities to refinance at lower rates over the first 15 years that they held their mortgages.

One aspect of our strategy that was not as effective as we had hoped was our management of the fund's duration, or sensitivity to interest rates. We extended the duration -- in other words, we made the fund more sensitive to changes in interest rates -- at a less than opportune time, since rates backed up toward the end of the semiannual period. However, this slight miscalculation did not significantly hinder the outperformance provided by our overweighted position in MBSs.

We currently maintain a duration that is slightly long relative to the fund's benchmark index because we do not agree with the market's contention (currently reflected in the yield curve) that the federal funds target rate will bounce back to 6% in two years. The current steepness of the yield curve is a reflection of the market's belief that the economy will rebound so strongly that that the Fed will be forced to raise short-term rates.

* OUTLOOK FOR RATE STABILITY DRIVES STRATEGY

Market observers and the Fed have acknowledged the downturn of the U.S. economy, one that we believe will remain modest but that may last for some time. Nevertheless, we echo the prevailing optimism that the economy will be able to maintain a higher rate of noninflationary growth than it has in the past. Putnam's economists have worked hard to find signs of incipient inflation, but can find little evidence outside of higher energy prices. Inflation is the bogeyman of the bond market because it eats into bonds' fixed payments and sparks higher interest rates.

We anticipate continuation of a stable environment with no significant rally in the markets through the end of 2001. We believe the Fed will not move short-term rates much lower. Within this type of market, we will focus on finding opportunities for higher yields. Based on this analysis, we expect to maintain our current approach of favoring non-Treasury bonds in general and MBSs in particular in the months immediately ahead.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/01, there is no guarantee the fund will continue to hold these securities in the future. While U.S. government backing of individual securities does not insure principal, which will fluctuate, it does guarantee that the fund's government-backed holdings will make timely payments of interest and principal. This fund includes investments in mortgage-backed securities, which are subject to prepayment risk.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Intermediate U.S. Government Income Fund is designed for investors seeking as high a level of current income as is consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 5/31/01

                     Class A         Class B         Class C         Class M
(inception dates)   (2/16/93)       (2/16/93)       (7/26/99)       (4/3/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months          4.17%   0.87%   3.84%   0.84%   3.77%   2.77%   3.87%   1.80%
------------------------------------------------------------------------------
1 year           10.45    6.84    9.77    6.77    9.37    8.37   10.03    7.76
------------------------------------------------------------------------------
5 years          36.66   32.24   32.87   32.87   30.98   30.98   35.84   33.05
Annual average    6.45    5.75    5.85    5.85    5.55    5.55    6.32    5.88
------------------------------------------------------------------------------
Life of fund     57.82   52.63   50.42   50.42   47.57   47.57   55.97   52.92
Annual average    5.67    5.24    5.05    5.05    4.81    4.81    5.52    5.26
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/01

                    Lehman Bros. Intermediate      Consumer
                         Govt. Bond Index         price index
--------------------------------------------------------------------
6 months                      4.92%                 1.89%
--------------------------------------------------------------------
1 year                       11.81                  3.50
--------------------------------------------------------------------
5 years                      40.62                 13.35
Annual average                7.06                  2.54
--------------------------------------------------------------------
Life of fund                 63.75                 24.04
Annual average                6.16                  2.65
--------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 3.25% and 2.00%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 3% in the first year, declines to 1% in the fourth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.



PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 5/31/01

                               Class A         Class B         Class C         Class M
-------------------------------------------------------------------------------------------
Distributions (number)            6               6               6               6
-------------------------------------------------------------------------------------------
Income                        $0.122999       $0.107836       $0.103790       $0.119198
-------------------------------------------------------------------------------------------
Capital gains                     --              --              --              --
-------------------------------------------------------------------------------------------
  Total                       $0.122999       $0.107836       $0.103790       $0.119198
-------------------------------------------------------------------------------------------
Share value:                 NAV     POP         NAV             NAV          NAV     POP
-------------------------------------------------------------------------------------------
11/30/00                    $4.90   $5.06       $4.91           $4.90        $4.92   $5.02
-------------------------------------------------------------------------------------------
5/31/01                      4.98    5.15        4.99            4.98         4.99    5.09
-------------------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------------------
Current dividend rate 1      4.85%   4.69%       4.23%           4.10%        4.69%   4.59%
-------------------------------------------------------------------------------------------
Current 30-day SEC yield 2   4.80    4.64        4.20            4.05         4.65    4.56
-------------------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.



TOTAL RETURN FOR PERIODS ENDED 6/30/01 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (2/16/93)       (2/16/93)       (7/26/99)       (4/3/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months          3.11%  -0.32%   2.80%  -0.20%   2.52%   1.52%   2.82%   0.79%
------------------------------------------------------------------------------
1 year            9.05    5.52    8.38    5.38    8.22    7.22    8.63    6.42
------------------------------------------------------------------------------
5 years          35.65   31.28   31.88   31.88   30.23   30.23   34.55   31.81
Annual average    6.29    5.59    5.69    5.69    5.42    5.42    6.12    5.68
------------------------------------------------------------------------------
Life of fund     58.13   52.93   50.64   50.64   47.77   47.77   56.26   53.20
Annual average    5.63    5.21    5.02    5.02    4.78    4.78    5.48    5.23
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.25% maximum sales charge for class A shares and 2.00% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 3% maximum during the first year to 1% during the fourth year. After the fourth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Lehman Brothers Intermediate Government Bond Index is composed of all bonds covered by the Lehman Brothers Government Bond Index with maturities between 1 and 9.9 years. The index does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
May 31, 2001 (Unaudited)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (93.3%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government Agency Mortgage Obligations (49.0%)
-------------------------------------------------------------------------------------------------------------------
                    Federal Home Loan Mortgage Corp.
$         1,049,319 7 1/2s, with due dates from April 1, 2016
                    to December 1, 2017                                                               $   1,090,065
          2,503,303 6s, April 1, 2029                                                                     2,420,469
         26,700,000 Fannie Mae 6 5/8s, September 15, 2009                                                27,784,554
                    Federal National Mortgage Association
                    Adjustable Rate Mortgages
            143,992 6.676s, with due dates from November 1, 2024
                    to July 1, 2026                                                                         145,702
                    Federal National Mortgage Association
                    Pass-Through Certificates
              9,536 11 1/4s, October 1, 2010                                                                 10,814
            103,560 8s, May 1, 2013                                                                         103,824
         38,360,186 7 1/2s, with due dates from November 1, 2029
                    to May 1, 2031                                                                       39,255,283
         15,465,000 7 1/2s, TBA, June 1, 2031                                                            15,817,757
         35,794,040 6 1/2s, with due dates from June 1, 2030 to April 1, 2031                            35,403,950
         37,640,015 6s, with due dates from March 1, 2014 to April 1, 2016                               37,280,176
          8,330,000 6s, TBA, June 1, 2031                                                                 8,030,620
            848,459 Government National Mortgage Association
                    Adjustable Rate Mortgages 7 3/4s, July 20, 2026                                         871,392
                    Government National Mortgage Association
                    Pass-Through Certificates
         54,441,732 9 1/2s, with due dates from December 15, 2009
                    to April 15, 2030                                                                    59,122,772
          1,408,990 8 1/2s, October 15, 2008                                                              1,499,813
            187,705 8s, with due dates from May 15, 2024
                    to November 15, 2024                                                                    196,240
          2,993,422 7 1/2s, with due dates from December 15, 2023
                    to October 20, 2030                                                                   3,068,841
          3,503,883 7s, with due dates from December 15, 2026
                    to December 15, 2028                                                                  3,556,547
         41,300,745 6 1/2s, with due dates from February 15, 2029
                    to March 15, 2031                                                                    41,042,616
                                                                                                      -------------
                                                                                                        276,701,435

U.S. Treasury Obligations (44.3%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Notes
         71,600,000 6 3/4s, May 15, 2005                                                                 76,410,804
         14,135,000 6 1/2s, February 15, 2010                                                            15,177,456
         62,645,000 6 1/8s, August 15, 2007                                                              65,718,364
         13,400,000 6s, August 15, 2004                                                                  13,923,404
         18,360,000 5 3/4s, November 15, 2005                                                            18,939,442
         25,000,000 5s, February 15, 2011                                                                24,242,250
         36,220,000 4 1/4s, March 31, 2003                                                               36,237,022
                                                                                                      -------------
                                                                                                        250,648,742
                                                                                                      -------------
                    Total U.S. Government and Agency Obligations
                    (cost $524,826,449)                                                               $ 527,350,177

SHORT-TERM INVESTMENTS (9.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$        26,240,000 Interest in $400,000,000 joint repurchase agreement dated May 31, 2001 with Morgan Stanley & Co., Inc.
                    due June 1, 2001 with respect to various U.S. Government
                    obligations -- maturity value of $26,243,025 for an
                    effective yield of 4.15%                                                          $  26,240,000
         25,000,000 Interest in $500,000,000 joint repurchase agreement dated May 31, 2001 with Merrill Lynch, Pierce,
                    Fenner & Smith, Inc. due June 1, 2001 with respect
                    to various U.S. Government obligations -- maturity value
                    of $25,002,882 for an effective yield of 4.15%                                       25,000,000
                                                                                                      -------------
                    Total Short-Term Investments (cost $51,240,000)                                   $  51,240,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $576,066,449) (b)                                         $ 578,590,177
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $565,349,080.

  (b) The aggregate identified cost on a tax basis is $576,217,748, resulting in gross unrealized appreciation and depreciation of $4,443,306 and $2,070,877, respectively, or net unrealized appreciation of $2,372,429.

      TBA after the name of a security represents to be announced securities (Note 1).

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
May 31, 2001 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $576,066,449) (Note 1)                                        $578,590,177
-------------------------------------------------------------------------------------------
Interest receivable                                                               4,371,184
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,434,399
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   27,763,935
-------------------------------------------------------------------------------------------
Total assets                                                                    612,159,695

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                     22,240
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               374,608
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 38,008,277
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        7,297,810
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        698,926
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          111,400
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        22,926
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,228
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              217,776
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               54,424
-------------------------------------------------------------------------------------------
Total liabilities                                                                46,810,615
-------------------------------------------------------------------------------------------
Net assets                                                                     $565,349,080

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $583,948,830
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      5,194,324
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (26,317,802)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        2,523,728
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $565,349,080

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($264,197,265 divided by 53,067,319 shares)                                           $4.98
-------------------------------------------------------------------------------------------
Offering price per class A share (100/96.75 of $4.98)*                                $5.15
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($130,606,589 divided by 26,187,692 shares)**                                         $4.99
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($9,557,142 divided by 1,918,335 shares)**                                            $4.98
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($9,564,811 divided by 1,916,036 shares)                                              $4.99
-------------------------------------------------------------------------------------------
Offering price per class M share (100/98.00 of $4.99)*                                $5.09
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($151,423,273 divided by 30,457,139 shares)                                           $4.97
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended May 31, 2001 (Unaudited)
Interest income                                                                 $17,048,542
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,302,172
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      447,248
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     8,194
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      6,163
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               307,566
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               502,423
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                37,389
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                18,171
-------------------------------------------------------------------------------------------
Other                                                                               100,967
-------------------------------------------------------------------------------------------
Total expenses                                                                    2,730,293
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (29,839)
-------------------------------------------------------------------------------------------
Net expenses                                                                      2,700,454
-------------------------------------------------------------------------------------------
Net investment income                                                            14,348,088
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                  6,595,183
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period                     (1,499,815)
-------------------------------------------------------------------------------------------
Net gain on investments                                                           5,095,368
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $19,443,456
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                           May 31      November 30
                                                                            2001*             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $ 14,348,088     $ 26,619,598
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                 6,595,183       (7,616,907)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments              (1,499,815)      12,566,685
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   19,443,456       31,569,376
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (6,090,854)     (11,299,061)
--------------------------------------------------------------------------------------------------
   Class B                                                             (2,560,599)      (5,030,385)
--------------------------------------------------------------------------------------------------
   Class C                                                               (154,766)        (126,313)
--------------------------------------------------------------------------------------------------
   Class M                                                               (217,639)        (503,510)
--------------------------------------------------------------------------------------------------
   Class Y                                                             (3,650,247)      (6,349,138)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)           91,253,752      (50,536,800)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                98,023,103      (42,275,831)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                   467,325,977      509,601,808
--------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $5,194,324 and $3,520,341, respectively)                   $565,349,080     $467,325,977
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                             May 31
operating performance               (Unaudited)                       Year ended November 30
------------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $4.90        $4.81        $5.01        $4.90        $4.90        $4.92
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .13          .28          .25          .25 (c)      .28          .29
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .07          .06         (.20)         .14           --         (.02)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .20          .34          .05          .39          .28          .27
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.12)        (.25)        (.25)        (.25)        (.28)        (.26)
------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --           --         (.03)          --         (.03)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.12)        (.25)        (.25)        (.28)        (.28)        (.29)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $4.98        $4.90        $4.81        $5.01        $4.90        $4.90
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.17*        7.23         1.09         8.19         5.98         5.71
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $264,197     $217,197     $243,927     $242,140     $135,283     $143,575
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .48*        1.00          .99         1.06         1.15         1.22
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.78*        5.84         5.20         5.00         5.77         5.54
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                285.51*      401.30       318.67       223.06       188.39       367.19
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the periods.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                      ended
Per-share                            May 31
operating performance              (Unaudited)                        Year ended November 30
------------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $4.91        $4.81        $5.01        $4.91        $4.90        $4.92
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .12          .25          .22          .22 (c)      .26          .26
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .07          .07         (.20)         .13           --         (.02)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .19          .32          .02          .35          .26          .24
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.11)        (.22)        (.22)        (.22)        (.25)        (.24)
------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --           --         (.03)          --         (.02)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.11)        (.22)        (.22)        (.25)        (.25)        (.26)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $4.99        $4.91        $4.81        $5.01        $4.91        $4.90
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  3.84*        6.79          .48         7.32         5.56         5.08
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $130,607     $103,543     $137,130     $137,569      $68,137      $56,889
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .78*        1.60         1.59         1.66         1.75         1.80
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.48*        5.24         4.60         4.39         5.16         4.94
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                285.51*      401.30       318.67       223.06       188.39       367.19
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the periods.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                    Six months
                                       ended                 For the period
Per-share                              May 31    Year ended  July 26, 1999+
operating performance               (Unaudited)   Nov. 30     to Nov. 30
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                    $4.90        $4.81        $4.81
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment income                    .11          .24          .07
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .07          .06           --
---------------------------------------------------------------------------
Total from
investment operations                    .18          .30          .07
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.10)        (.21)        (.07)
---------------------------------------------------------------------------
In excess of net
investment income                         --           --           --
---------------------------------------------------------------------------
Total distributions                     (.10)        (.21)        (.07)
---------------------------------------------------------------------------
Net asset value,
end of period                          $4.98        $4.90        $4.81
---------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  3.77*        6.38         1.53*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $9,557       $5,221       $2,746
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .86*        1.75          .61*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.37*        5.12         1.58*
---------------------------------------------------------------------------
Portfolio turnover (%)                285.51*      401.30       318.67
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                             May 31
operating performance               (Unaudited)                       Year ended November 30
------------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $4.92        $4.82        $5.02        $4.91        $4.90        $4.93
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .13          .26          .24          .24 (c)      .28          .27
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .06          .08         (.20)         .14          .01         (.02)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .19          .34          .04          .38          .29          .25
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.12)        (.24)        (.24)        (.24)        (.28)        (.26)
------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --           --         (.03)          --         (.02)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.12)        (.24)        (.24)        (.27)        (.28)        (.28)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $4.99        $4.92        $4.82        $5.02        $4.91        $4.90
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  3.87*        7.26          .93         8.01         6.03         5.33
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $9,565       $9,121      $10,918      $10,181       $7,158       $4,404
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .56*        1.15         1.14         1.21         1.30         1.35
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.72*        5.69         5.09         4.88         5.55         5.28
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                285.51*      401.30       318.67       223.06       188.39       367.19
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the periods.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
-----------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                          For the period
Per-share                             May 31                                           Oct. 1, 1997+
operating performance               (Unaudited)         Year ended November 30          to Nov. 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $4.90        $4.80        $5.01        $4.90        $4.90
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .14          .29          .26          .26 (c)      .05
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .06          .07         (.21)         .14           --
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .20          .36          .05          .40          .05
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.13)        (.26)        (.26)        (.26)        (.05)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --           --         (.03)          --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.13)        (.26)        (.26)        (.29)        (.05)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $4.97        $4.90        $4.80        $5.01        $4.90
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.09*        7.73         1.14         8.46         1.03*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $151,423     $132,245     $114,881     $120,019     $119,889
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .36*         .75          .74          .81          .15*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.91*        6.11         5.45         5.30          .96*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                285.51*      401.30       318.67       223.06       188.39
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the periods.



NOTES TO FINANCIAL STATEMENTS
May 31, 2001 (Unaudited)

Note 1
Significant accounting policies

Putnam Intermediate U.S. Government Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income consistent with preservation of capital, through investments primarily in U.S. government securities.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within four years of purchase. Class C shares have a higher ongoing distribution fee than class B shares and class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 2.00% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

E) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 2000, the fund had a capital loss carryover of approximately $32,762,000 available to offset future capital gains, if any. This amount includes approximately $15,145,000 of capital loss carryovers acquired in connection with the fund's acquisition of the net assets of Putnam Adjustable Rate U.S. Government Fund in 1996. The amount of capital loss carryover that can be used to offset realized capital gains by the fund in any one year may be limited by the Internal Revenue Code and Regulations. To the extent that capital loss carryovers are used to offset realized capital gains, it is unlikely that gains so offset realized be distributions to shareholders since any such distribution might be taxable as ordinary income. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
   $ 1,134,000    November 30, 2001
    15,119,000    November 30, 2002
       515,000    November 30, 2004
     8,161,000    November 30, 2007
     7,833,000    November 30, 2008

G) Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned prorata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee will be based on the lesser of (i) 0.50% of the average net assets of the fund or (ii) 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At May 31, 2001, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended May 31, 2001, the fund's expenses were reduced by $29,839 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $664 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.85%, 1.00% and 0.40% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended May 31, 2001, Putnam Retail Management, acting as underwriter received net commissions of $25,972 and $391 from the sale of class A and class M shares, respectively, and received $95,590 and $14,981 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended May 31, 2001, Putnam Retail Management, acting as underwriter received $41,154 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended May 31, 2001, cost of purchases and proceeds from sales of U.S. government and agency obligations other than short-term investments aggregated $1,322,800,713 and $1,273,931,603, respectively.

Note 4
Capital shares

At May 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                             Six months ended May 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 56,437,511       $ 281,424,507
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,026,637           5,118,028
---------------------------------------------------------------------------
                                            57,464,148         286,542,535

Shares
repurchased                                (48,700,270)       (242,678,176)
---------------------------------------------------------------------------
Net increase                                 8,763,878       $  43,864,359
---------------------------------------------------------------------------

                                              Year ended November 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 52,605,872       $ 252,050,205
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,003,909           9,602,810
---------------------------------------------------------------------------
                                            54,609,781         261,653,015

Shares
repurchased                                (61,046,812)       (292,285,470)
---------------------------------------------------------------------------
Net decrease                                (6,437,031)      $ (30,632,455)
---------------------------------------------------------------------------

                                             Six months ended May 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 12,124,100        $ 60,624,470
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  404,563           2,020,874
---------------------------------------------------------------------------
                                            12,528,663          62,645,344

Shares
repurchased                                 (7,426,824)        (37,052,216)
---------------------------------------------------------------------------
Net increase                                 5,101,839        $ 25,593,128
---------------------------------------------------------------------------

                                               Year ended November 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 16,256,363       $  77,865,394
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  857,648           4,115,204
---------------------------------------------------------------------------
                                            17,114,011          81,980,598

Shares
repurchased                                (24,509,513)       (117,169,473)
---------------------------------------------------------------------------
Net decrease                                (7,395,502)      $ (35,188,875)
---------------------------------------------------------------------------

                                             Six months ended May 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,528,965        $ 17,612,545
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   23,588             117,667
---------------------------------------------------------------------------
                                             3,552,553          17,730,212

Shares
repurchased                                 (2,698,557)        (13,462,919)
---------------------------------------------------------------------------
Net increase                                   853,996        $  4,267,293
---------------------------------------------------------------------------

                                              Year ended November 30, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,166,872        $ 20,022,029
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   23,494             113,082
---------------------------------------------------------------------------
                                             4,190,366          20,135,111

Shares
repurchased                                 (3,697,021)        (17,737,801)
---------------------------------------------------------------------------
Net increase                                   493,345        $  2,397,310
---------------------------------------------------------------------------

                                             Six months ended May 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    594,467         $ 2,971,154
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   38,560             192,729
---------------------------------------------------------------------------
                                               633,027           3,163,883

Shares
repurchased                                   (572,253)         (2,849,916)
---------------------------------------------------------------------------
Net increase                                    60,774         $   313,967
---------------------------------------------------------------------------

                                              Year ended November 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,123,479        $ 10,186,378
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   90,366             434,229
---------------------------------------------------------------------------
                                             2,213,845          10,620,607

Shares
repurchased                                 (2,624,326)        (12,558,549)
---------------------------------------------------------------------------
Net decrease                                  (410,481)       $ (1,937,942)
---------------------------------------------------------------------------

                                             Six months ended May 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,639,704        $ 28,118,291
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  732,250           3,650,247
---------------------------------------------------------------------------
                                             6,371,954          31,768,538

Shares
repurchased                                 (2,926,371)        (14,553,533)
---------------------------------------------------------------------------
Net increase                                 3,445,583        $ 17,215,005
---------------------------------------------------------------------------

                                              Year ended November 30, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,364,057        $ 35,260,485
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,325,073           6,349,138
---------------------------------------------------------------------------
                                             8,689,130          41,609,623

Shares
repurchased                                 (5,609,953)        (26,784,461)
---------------------------------------------------------------------------
Net increase                                 3,079,177        $ 14,825,162
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The fund has not at this time quantified the impact, if any, resulting form the adoption of this principle on the financial statements.


OUR COMMITMENT TO QUALITY SERVICE

* CHOOSE AWARD-WINNING SERVICE

Putnam has won the DALBAR Service Award 10 times in the past 11 years. In 1997, 1998 and 2000, Putnam won all 3 DALBAR awards -- for service to investors, to financial advisors, and to variable annuity contract holders.*

* HELP YOUR INVESTMENTS GROW

Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.+

* SWITCH FUNDS EASILY

Within the same class of shares, you can move money from one account to another without a service charge. (This privilege is subject to change or termination.)

* ACCESS YOUR MONEY QUICKLY

You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative. To learn more about Putnam, visit our Web site.

www.putnaminvestments.com

To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number.

1-800-225-1581

* DALBAR, Inc., an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

+ Regular investing, of course, does not guarantee a profit or protect against a loss in a declining market.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Kevin M. Cronin
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Intermediate U.S. Government Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Intermediate U.S. Government Income Fund
Supplement to semiannual Report dated 5/31/01

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

SEMIANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 5/31/01

                                                      NAV
6 months                                             4.09%
1 year                                              10.51
5 years                                             37.67
Annual average                                       6.60
Life of fund (since class A inception, 2/16/93)     58.99
Annual average                                       5.76

Share value:                                          NAV
11/30/00                                             $4.90
5/31/01                                              $4.97
----------------------------------------------------------------------------
Distributions:      No.      Income      Capital gains      Total
                     6     $0.129300           --         $0.129300
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



SA036-72908  398/428/674  7/01